UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2007

(Date of report; date of earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 14, 2007, the Company issued a press release announcing that on May 11, 2007, its Board of Directors declared a cash dividend of 5 cents per share on the Corporation’s Common Stock and 60 cents per share on the Series A $2.40 Cumulative Convertible Preferred Stock. The dividends will be payable on August 1, 2007, to holders of record of the applicable stock at the close of business on July 10, 2007. The press release attached hereto as an exhibit is incorporated by reference in answer to this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2007		/s/ Terence R. Rogers
	By:	Terence R. Rogers
	Its:	Vice President - Finance and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 14, 2007.

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